                                                                   Exhibit 99.2

[LOGO]

                                                        BOSTON PROPERTIES, INC.
                                                        111 HUNTINGTON AVENUE
                                                        BOSTON, MA 02199
                                                        (NYSE: BXP)

AT THE COMPANY                     AT FRB/WEBER SHANDWICK
Douglas T. Linde                   Marilynn Meek - General Info. (212) 445-8431
Chief Financial Officer            Suzie Pileggi - Media (212) 445-8170
(617) 236-3300


                        BOSTON PROPERTIES, INC. ANNOUNCES
                           FOURTH QUARTER 2002 RESULTS

  REPORTS DILUTED FFO PER SHARE OF $1.14        REPORTS DILUTED EPS OF $2.70

BOSTON, MA, JANUARY 21, 2003 - BOSTON PROPERTIES, INC. (NYSE: BXP), a real estate investment trust, today reported results for the fourth quarter ended December 31, 2002.

Funds from Operations (FFO) for the quarter ended December 31, 2002 were $113.5 million, or $1.19 per share basic and $1.14 per share diluted before an accounting charge related to the application of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities".

FFO for the fourth quarter of 2002 compares to FFO of $90.7 million, or $1.00 per share basic and $0.95 per share diluted for the quarter ended December 31, 2001. This represents a 20.0% quarter to quarter increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 95,313,371 and 105,630,130, respectively, for the quarter ended December 31, 2002 and 90,736,578 and 105,577,393, respectively, for the same quarter last year.

FFO for the year ended December 31, 2002 were $399.5 million, or $4.29 per share basic and $4.09 per share diluted. FFO for the year ended 2002 compares to FFO of $337.8 million, or $3.75 per share basic and $3.57 per share diluted for the year ended December 31, 2001. This represents a 14.6% year to year increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 93,144,747 and 105,799,277, respectively, for the year ended December 31, 2002 and 90,001,534 and 105,185,427, respectively, for last year.

Net income available to common shareholders per share (EPS) for the quarter ended December 31, 2002 was $2.70 on a diluted basis. This includes $2.03 per share, on a diluted basis, related to gains on sales of properties. EPS for the fourth quarter 2001 was $0.60 on a diluted basis. This includes $0.03 per share, on a diluted basis, related to gains on sales of properties. Excluding the gains on sales of properties this represents a 17.5% quarter to quarter increase in diluted EPS.

Net income available to common shareholders per share (EPS) for the year ended December 31, 2002 was $4.66 on a diluted basis. This includes $2.28 per share, on a diluted basis, relates to gains on sales of properties. EPS for 2001 was $2.19 on a diluted basis. This includes $0.10 per share, on a diluted basis, related to gains on sales of properties. Excluding the gains on sales of properties this represents a 13.9% year to year increase in diluted EPS.

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter and year ended December 31, 2002. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

As of December 31, 2002, the Company's portfolio consisted of 142 properties comprising more than 42.4 million square feet, including six properties under development totaling 2.8 million square feet. The overall occupancy rate for the properties in service as of December 31, 2002 was 93.9%.

Significant events of the fourth quarter include:

o The Company's Operating Partnership closed a private offering under Rule 144A of $750.0 million in aggregate principal amount of its 6.25% senior unsecured notes due 2013. The notes were priced at 99.65% of their face amount to yield 6.296%. The Company used the net proceeds to pay down its unsecured bridge loan incurred in connection with the acquisition of 399 Park Avenue in September 2002.

o The Company's Operating Partnership received ratings on its inaugural offering of senior unsecured notes of:
     Moody's               Baa2  (stable)
     Standard & Poor's     BBB  (stable)
     FitchRatings          BBB  (stable)

o The Company sold One and Two Independence Square, comprised of two Class A office properties consisting of approximately 900,000 square feet located in Washington, D.C. for $345.0 million. The Company used the net proceeds to repay mortgage financing related to these properties totaling approximately $189.1 million and to pay down its unsecured bridge loan. The Company will continue to manage these properties under an agreement with the buyer.

o The Company executed a binding contract for the sale of 875 Third Avenue, a Class A office property totaling approximately 719,000 square feet in midtown Manhattan for $370.1 million. The buyer paid a non-refundable deposit of $20.0 million and waived further due diligence review. The sale is subject to the satisfaction of customary closing conditions and, although there can be no assurances that the sale will be consummated, we have no reason to believe that the closing will not occur as expected by February 2003.

o The Company sold 2391 West Winton Avenue, an industrial property totaling approximately 220,000 square feet located in Hayward, CA for $10.8 million. The Company used the net proceeds to pay down its unsecured bridge loan.

o The Company placed-in-service the following development projects: Two Discovery Square, a 184,487 square foot office property in Reston, Virginia and Broad Run Business Park Building E, a 127,226 square foot office/technical property in Dulles, Virginia. These projects are 82% and 55% leased, respectively.

o The Company refinanced its first mortgage totaling approximately $146.9 million secured by 875 Third Avenue in New York City.

o The Company obtained construction financing totaling $65.0 million for its New Dominion Technology Park, Building Two development project in Herndon, Virginia.

o The Company obtained construction financing totaling $120.0 million for its development of 901 New York Avenue in Washington, D.C., a joint venture in which the Company has a 25% interest.

o The Company repaid a $0.4 million mortgage secured by 201 Carnegie Center in Princeton, New Jersey.

o The Company amended its construction loan on the Waltham Weston Corporate Center which reduced the loan commitment from $70.0 million to $45.0 million. In connection with the amendment, $9.9 million was repaid to reduce the amount outstanding to $45.0 million.

o The Company exercised a one-year extension option on its 2600 Tower Oaks $30 million construction loan facility. The Company has an additional one-year option.

Transactions completed subsequent to December 31, 2002:

o The Company's Operating Partnership closed a private offering under Rule 144A of an additional $175.0 million in aggregate principal amount of its 6.25% senior unsecured notes due 2013. The notes were priced at 99.763% of their face amount to yield 6.28%.

o In connection with the above transaction, the Company used the net proceeds to pay off its unsecured bridge loan incurred in connection with the acquisition of 399 Park Avenue in September 2002 and to repay in full its construction loans secured by Quorum Office Park, Orbital Sciences, Phase II and 302 Carnegie Center. The total amounts repaid were approximately $165.6 million.

o The Company extended its $605.0 million unsecured revolving credit agreement for a three-year term expiring on January 17, 2006 with a one-year extension provision. The interest rate on borrowings has been reduced from Libor + 1.45% to Libor + 0.70%.

o The Company executed a binding contract for the sale of the Candler Building, a Class A office property totaling approximately 541,000 square feet in Baltimore, Maryland for $63.1 million. The sale is subject to the satisfaction of customary closing conditions and, although there can be no assurances that the sale will be consummated, we have no reason to believe that the closing will not occur as expected by February 2003.

Boston Properties will host a conference call tomorrow, January 22, 2003 at 10:00 AM (Eastern Time), open to the general public, to discuss the results of this year's fourth quarter. The number to call for this interactive teleconference is (800) 374-1372. A replay of the conference call will be available through January 29, 2003 by dialing (800) 642-1687 and entering the passcode 7277400.

Additionally, a copy of Boston Properties' fourth quarter 2002 "Supplemental Operating and Financial Data" is available on the Investor section of the Company's website at http://www.bostonproperties.com. These materials are also available by contacting Investor Relations at 617-236-3322 or by written request to:

         Investor Relations
         Boston Properties, Inc.
         111 Huntington Avenue, Suite 300
         Boston, MA 02199-7610

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in four core markets - Boston, Midtown Manhattan, Washington, DC and San Francisco.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. YOU SHOULD EXERCISE CAUTION IN INTERPRETING AND RELYING ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE, IN SOME CASES, BEYOND BOSTON PROPERTIES' CONTROL AND COULD MATERIALLY AFFECT ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS. THESE FACTORS INCLUDE, WITHOUT LIMITATION, THE ABILITY TO ENTER INTO NEW LEASES OR RENEW LEASES ON FAVORABLE TERMS, DEPENDENCE ON TENANTS' FINANCIAL CONDITION, THE UNCERTAINTIES OF REAL ESTATE DEVELOPMENT AND ACQUISITION ACTIVITY, THE ABILITY TO EFFECTIVELY INTEGRATE ACQUISITIONS, THE COSTS AND AVAILABILITY OF FINANCING, THE EFFECTS OF LOCAL ECONOMIC AND MARKET CONDITIONS, REGULATORY CHANGES AND OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            Financial tables follow.

                            BOSTON PROPERTIES, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                 THREE MONTHS
                                                                     ENDED                YEAR ENDED
                                                                 DECEMBER 31,            DECEMBER 31,
                                                              -------------------   -----------------------
                                                                2002       2001        2002         2001
                                                              --------   --------   ----------   ----------
                                                                 (UNAUDITED AND IN THOUSANDS, EXCEPT FOR
                                                                           PER SHARE AMOUNTS)
Revenue
  Rental:
    Base rent...............................................  $265,559   $220,534   $  978,382   $  843,147
    Recoveries from tenants.................................    38,929     32,368      144,576      127,024
    Parking and other.......................................    13,217     11,757       50,827       51,999
                                                              --------   --------   ----------   ----------
      Total rental revenue..................................   317,705    264,659    1,173,785    1,022,170
  Hotel revenue.............................................    24,779         --       44,786           --
  Development and management services.......................     2,769      3,528       10,748       12,167
  Interest and other........................................       700      1,829        5,504       12,183
                                                              --------   --------   ----------   ----------
      Total revenue.........................................   345,953    270,016    1,234,823    1,046,520
                                                              --------   --------   ----------   ----------
Expenses
  Operating
    Rental..................................................   102,726     88,605      385,491      330,301
    Hotel...................................................    17,562         --       31,086           --
  General and administrative................................    12,703      8,663       47,292       38,312
  Interest..................................................    72,146     59,730      271,685      223,389
  Depreciation and amortization.............................    53,957     39,993      186,177      149,181
  Net derivative losses.....................................     1,461      2,080       11,874       26,488
  Loss on investments in securities.........................        --         --        4,297        6,500
                                                              --------   --------   ----------   ----------
      Total expenses........................................   260,555    199,071      937,902      774,171
                                                              --------   --------   ----------   ----------
Income before minority interests, income from unconsolidated joint ventures, minority interest in Operating
  Partnership, gains on sales of real estate and land held
  for development, discontinued operations, extraordinary
  items, cumulative effect of a change in accounting
  principle and preferred dividend..........................    85,398     70,945      296,921      272,349
Minority interests in property partnerships.................       162        456        2,065        1,085
Income from unconsolidated joint ventures...................     2,083      1,345        7,954        4,186
                                                              --------   --------   ----------   ----------
Income before minority interest in Operating Partnership,
  gains on sales of real estate and land held for
  development, discontinued operations, extraordinary items, cumulative effect of a change in accounting principle and
  preferred dividend........................................    87,643     72,746      306,940      277,620
Minority interest in Operating Partnership..................   (20,867)   (19,084)     (77,524)     (74,739)
                                                              --------   --------   ----------   ----------
Income before gains on sales of real estate and land held
  for development, discontinued operations, extraordinary
  items, cumulative effect of a change in accounting
  principle and preferred dividend..........................    66,776     53,662      229,416      202,881
Gains on sales of real estate, net of minority interest.....   187,562         --      186,810        6,505
Gains on sales of land held for development, net of minority
  interest..................................................        --      2,584        3,633        2,584
                                                              --------   --------   ----------   ----------
Income before discontinued operations, extraordinary items,
  cumulative effect of a change in accounting principle and
  preferred dividend........................................   254,338     56,246      419,859      211,970
Discontinued Operations:
  Income from discontinued operations, net of minority
    interest................................................       127        682        1,135        2,829
  Gains on sales of real estate from discontinued
    operations, net of minority interest....................     7,645         --       25,345           --
                                                              --------   --------   ----------   ----------
Income before extraordinary items, cumulative effect of a
  change in accounting principle and preferred dividend.....   262,110     56,928      446,339      214,799
Extraordinary items, net of minority interest...............    (1,964)        --       (1,956)          --
                                                              --------   --------   ----------   ----------
Income before cumulative effect of a change in accounting
  principle and preferred dividend..........................   260,146     56,928      444,383      214,799
Cumulative effect of a change in accounting principle, net
  of minority interest......................................        --         --           --       (6,767)
                                                              --------   --------   ----------   ----------
Net income before preferred dividend........................   260,146     56,928      444,383      208,032
Preferred dividend..........................................        --     (1,648)      (3,412)      (6,592)
                                                              --------   --------   ----------   ----------
Net income available to common shareholders.................  $260,146   $ 55,280   $  440,971   $  201,440
                                                              ========   ========   ==========   ==========
Basic earnings per share:
  Income available to common shareholders before
    discontinued operations, extraordinary items and
    cumulative effect of a change in accounting principle...  $   2.67   $   0.60   $     4.47   $     2.28
  Discontinued operations...................................        --       0.01         0.01         0.03
  Gains on sales from discontinued operations...............      0.08         --         0.27           --
  Extraordinary items.......................................     (0.02)        --        (0.02)          --
  Cumulative effect of a change in accounting principle.....        --         --           --        (0.07)
                                                              --------   --------   ----------   ----------
  Net income available to common shareholders...............  $   2.73   $   0.61   $     4.73   $     2.24
                                                              ========   ========   ==========   ==========
  Weighted average number of common shares outstanding......    95,313     90,737       93,145       90,002
                                                              ========   ========   ==========   ==========
Diluted earnings per share:
  Income available to common shareholders before
    discontinued operations, extraordinary items and
    cumulative effect of a change in accounting principle...  $   2.64   $   0.59   $     4.40   $     2.23
  Discontinued operations...................................        --       0.01         0.01         0.03
  Gains on sale from discontinued operations................      0.08         --         0.27           --
  Extraordinary items.......................................     (0.02)        --        (0.02)          --
  Cumulative effect of a change in accounting principle.....        --         --           --        (0.07)
                                                              --------   --------   ----------   ----------
  Net income available to common shareholders...............  $   2.70   $   0.60   $     4.66   $     2.19
                                                              ========   ========   ==========   ==========
  Weighted average number of common and common equivalent
    shares outstanding......................................    96,395     92,593       94,612       92,200
                                                              ========   ========   ==========   ==========

                            BOSTON PROPERTIES, INC.
                          CONSOLIDATED BALANCE SHEETS

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2002           2001
                                                              ------------   ------------
                                                               (IN THOUSANDS, EXCEPT FOR
                                                                    SHARE AMOUNTS)
                                                              (UNAUDITED)
ASSETS
Real estate.................................................   $7,781,684     $6,167,399
Development in progress.....................................      448,576      1,107,835
Land held for future development............................      215,866        182,672
Real estate held for sale, net..............................      224,585             --
  Less: accumulated depreciation............................     (822,933)      (719,854)
                                                               ----------     ----------
    Total real estate.......................................    7,847,778      6,738,052
Cash and cash equivalents...................................       55,275         98,067
Escrows.....................................................       41,906         23,000
Investments in securities...................................           --          4,297
Tenant and other receivables, net...........................       20,458         43,546
Accrued rental income, net..................................      165,321        119,494
Deferred charges, net.......................................      176,545        107,573
Prepaid expenses and other assets...........................       18,015         20,996
Investments in unconsolidated joint ventures................      101,905         98,485
                                                               ----------     ----------
    Total assets............................................   $8,427,203     $7,253,510
                                                               ==========     ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Mortgage notes and bonds payable..........................   $4,267,119     $4,314,942
  Unsecured senior notes....................................      747,375             --
  Unsecured bridge loan.....................................      105,683             --
  Unsecured line of credit..................................       27,043             --
  Accounts payable and accrued expenses.....................       93,846         81,108
  Dividends and distributions payable.......................       81,226         79,561
  Interest rate contracts...................................       14,514         11,147
  Accrued interest payable..................................       25,141          9,080
  Other liabilities.........................................       61,085         58,859
                                                               ----------     ----------
    Total liabilities.......................................    5,423,032      4,554,697
                                                               ----------     ----------
Commitments and contingencies...............................           --             --
                                                               ----------     ----------
Minority interests..........................................      844,581        844,740
                                                               ----------     ----------
Series A Convertible Redeemable Preferred Stock, liquidation preference $50.00 per share, 0 and 2,000,000 shares issued
  and outstanding in 2002 and 2001, respectively............           --        100,000
                                                               ----------     ----------
Stockholders' equity:
  Excess stock, $.01 par value, 150,000,000 shares
    authorized, none issued or outstanding..................           --             --
  Common stock, $.01 par value, 250,000,000 shares
    authorized, 95,362,990 and 90,780,591 issued and
    outstanding in 2002 and 2001, respectively..............          954            908
  Additional paid-in capital................................    1,981,833      1,789,521
  Earnings in excess of dividends...........................      199,442        (17,669)
  Treasury common stock, at cost............................       (2,722)        (2,722)
  Unearned compensation.....................................       (2,899)        (2,097)
  Accumulated other comprehensive loss......................      (17,018)       (13,868)
                                                               ----------     ----------
    Total stockholders' equity..............................    2,159,590      1,754,073
                                                               ----------     ----------
      Total liabilities and stockholders' equity............   $8,427,203     $7,253,510
                                                               ==========     ==========

                            BOSTON PROPERTIES, INC.
                           FUNDS FROM OPERATIONS (1)

                                                                 THREE MONTHS
                                                                     ENDED              YEAR ENDED
                                                                 DECEMBER 31,          DECEMBER 31,
                                                              -------------------   -------------------
                                                                2002       2001       2002       2001
                                                              --------   --------   --------   --------
                                                              (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                                             (UNAUDITED)
Income before minority interests, income from unconsolidated joint ventures, minority interest in Operating
  Partnership, gains on sales of real estate and land held
  for development, discontinued operations, extraordinary
  items, cumulative effect of a change in accounting
  principle and preferred dividend..........................  $ 85,398   $ 70,945   $296,921   $272,349
Add:
  Real estate depreciation and amortization.................    56,072     41,034    192,574    153,550
  Income from discontinued operations.......................       154        835      1,384      2,989
  Income from unconsolidated joint ventures.................     2,083      1,345      7,954      4,186
Less:
  Minority interests in property partnerships' share of
    funds from operations...................................    (1,390)      (776)    (3,223)    (2,322)
  Preferred dividends and distributions.....................    (5,926)    (8,448)   (28,711)   (33,312)
                                                              --------   --------   --------   --------
Funds from operations.......................................   136,391    104,935    466,899    397,440
Add (subtract):
  Net derivative losses (SFAS No. 133)......................     1,461      2,080     11,874     26,488
  Early surrender lease adjustment (2)......................        --      3,927      8,520     (8,518)
                                                              --------   --------   --------   --------
Funds from operations before net derivative losses (SFAS No.
  133) and after early surrender lease adjustment...........  $137,852   $110,942   $487,293   $415,410
                                                              ========   ========   ========   ========
Funds from operations available to common shareholders
  before net derivative losses (SFAS No. 133) and after
  early surrender lease adjustment..........................  $113,464   $ 90,704   $399,489   $337,823
                                                              ========   ========   ========   ========
Weighted average shares outstanding -- basic................    95,313     90,737     93,145     90,002
                                                              ========   ========   ========   ========
  FFO per share basic before net derivative losses (SFAS No.
    133) and after early surrender adjustment...............  $   1.19   $   1.00   $   4.29   $   3.75
                                                              ========   ========   ========   ========
  FFO per share basic after net derivative losses (SFAS No.
    133) and before early surrender lease adjustment........  $   1.18   $   0.95   $   4.11   $   3.59
                                                              ========   ========   ========   ========
Weighted average shares outstanding -- diluted..............   105,631    105,577    105,799    105,185
                                                              ========   ========   ========   ========
  FFO per share diluted before net derivative losses (SFAS
    No. 133) and after early surrender lease adjustment.....  $   1.14   $   0.95   $   4.09   $   3.57
                                                              ========   ========   ========   ========
  FFO per share diluted after net derivative losses (SFAS
    No. 133) and before early surrender lease adjustment....  $   1.13   $   0.90   $   3.92   $   3.42
                                                              ========   ========   ========   ========

(1) Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"), the Company calculates Funds From Operations, or "FFO," by adjusting net income (loss) (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"), including non-recurring items), for gains (or losses) from sales or properties (except gains and losses from sales of real estate), real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. In addition to FFO (as defined by NAREIT), the Company also discloses FFO after specific supplemental adjustments. Although the Company's FFO as adjusted clearly differs from NAREIT's definition of FFO as well as that of other real estate companies, the Company believes it provides a more meaningful presentation of the Company's operating performance. In addition, the Company believes that to further understand its performance, FFO and FFO as adjusted should be compared with its reported net income and cash flows in accordance with GAAP, as presented in the Company's consolidated financial statements.

    The Company's computation of FFO may not be comparable to FFO reported by other REIT's or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. In addition to presenting FFO in accordance with the NAREIT definition, the Company makes adjustments to FFO, as defined by NAREIT, including net derivative losses and early surrender lease adjustments. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Company's performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, or as an indication of the Company's ability to make cash distributions.

(2) Represents cash received under contractual obligations.

                            BOSTON PROPERTIES, INC.
                              PORTFOLIO OCCUPANCY

                                                                      OCCUPANCY BY LOCATION
                                                              -------------------------------------
                                                              DECEMBER 31, 2002   DECEMBER 31, 2001
                                                              -----------------   -----------------
Greater Boston..............................................         91.8%               92.3%
Greater Washington, D.C.....................................         95.9%               97.8%
Midtown Manhattan...........................................         98.4%               99.8%
Baltimore, MD...............................................         97.6%               99.2%
Richmond, VA................................................         91.8%               98.4%
Princeton/East Brunswick, NJ................................         93.3%               88.6%
Greater San Francisco.......................................         87.4%               93.5%
Bucks County, PA............................................        100.0%              100.0%
                                                                    -----               -----
  Total Portfolio...........................................         93.9%               95.3%
                                                                    =====               =====

                                                                        OCCUPANCY BY TYPE
                                                              -------------------------------------
                                                              DECEMBER 31, 2002   DECEMBER 31, 2001
                                                              -----------------   -----------------
Class A Office Portfolio....................................         94.1%              95.4%
Office/Technical Portfolio..................................         89.7%              97.9%
Industrial Portfolio........................................        100.0%              87.3%
                                                                    -----               ----
  Total Portfolio...........................................         93.9%              95.3%
                                                                    =====               ====